SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005

QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), in connection with the matters described herein.

Item 8.01. Other Events.

     On June 2, 2005, the Company provided via webcast its 2005 Annual Meeting of Shareholders management presentation. A copy of the transcript of the Company’s management presentation is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c)       Exhibits.

99.1	Transcript of management presentation, dated June 2, 2005, given at the Company’s 2005 Annual Meeting of Shareholders, referred to in Item 8.01 above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2005	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ JAMES L. FARES
James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of management presentation, dated June 2, 2005, given at the Company’s 2005 Annual Meeting of Shareholders.